
UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         NOTICE OF INSURANCE INFORMATION PRACTICES
---------------------------------------------------------------------------------------------------------------
To issue an insurance policy we need to obtain           obtained through personal interviews with your
information about you and any other persons proposed     neighbors, friends, associates, or others with whom
for insurance. Some of that information will come        you are acquainted. This inquiry and any subsequent
from you and some will come from other sources. We       investigative consumer report update which may also
may obtain information relating to any proposed          be requested includes information as to your
insured's mental and physical health, general            character, general reputation, personal characteristics
character and reputation, habits, finances,              and mode of living. You have the right to be personally
occupation, other insurance coverage, or                 interviewed if we order an investigative consumer
participation in hazardous activities.                   report. Please notify our agent if this is your wish.
                                                         You are also entitled to receive a copy of the
This information may be obtained from physicians,        investigative consumer report whether or not an inter-
medical professionals, hospitals, clinics or other       view is conducted. You also have the right to make a
medical care institutions, or from the Medical           written request within a reasonable period of time to
Information Bureau, public records, consumer             receive additional, detailed information about the
reporting agencies, financial sources, other             nature and scope of this investigation.
insurance companies, agents, Mends, neighbors and
associates. We may obtain information through            To reduce costs and offer insurance coverage at the
exchanges or correspondence, by telephone or by          lowest possible premium, the Company may also us a
personal contact.                                        Personal History Interview. A specially trained
                                                         interviewer may call to discuss information contained
Information regarding your insurability or claims        in your application or to ask questions related to the
will be treated as confidential. The Union Central       underwriting of your insurance. We will attempt to
Life Insurance Company or its reinsurers may, however,   conduct this telephone interview at your convenience
make a brief report thereon to the Medical Information   and at a number you designate.
Bureau, a nonprofit membership organization of life
insurance companies, which operates an information       As a general practice, we will not disclose personal
exchange on behalf of its members. If you apply to       information about you to anyone else without your
another Bureau member company for life or health         consent, unless a legitimate business need exists or
insurance coverage or a claim for benefits is            disclosure is required or permitted by law. A
submitted to such a company, the Bureau, upon            description of the circumstances under which
request, will supply such company with the               information about you might be disclosed without your
information in its file. Upon receipt of a request       authorization will be sent to you upon request.
from you, the Bureau will arrange disclosure of any
information it may have in your file. If you question    You have a right of access to personal information we
the accuracy of information in the Bureau's file, you    maintain in our files and to request correction,
may contact the Bureau and seek a correction in          amendment, or deletion of any information you believe
accordance with the procedures set forth in the          to be incorrect. You may request a description of
federal Fair Credit Reporting Act. The address of the    established procedures which will allow access to and
Bureau's information office is Post Office Box 105,      correction of such personal information.
Essex Station, Boston, Massachusetts 02112; telephone
number (617) 426-3660. The Union Central Life            If you wish to have a more detailed explanation of our
Insurance Company or its reinsurers may also release     information practices, including your rights of access
information in its file to other life insurance          to and correction of personal information, please
companies to whom you may apply for life or health       contact: Underwriting Department, The Union Central
insurance, or to whom a claim for benefits may be        Life Insurance Company, P.O. Box 40888, Cincinnati,
submitted.                                               Ohio 45240-0888.

Furthermore, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared whereby information is


DETACH AND DELIVER TO PROPOSED INSURED BEFORE COMPLETION OF THE APPLICATION.

----------------------------------------------------------------------------
UC 2550 NI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                    APPLICATION FOR INSURANCE
                                                        PERSONAL INFORMATION (continued)
---------------------------------------------------------------------------------------------------------------
1. PROPOSED INSURED (One):                              2. PROPOSED INSURED (Two): (Not applicable to DI.)
   a) Name: ___________________________________________    a) Name: ___________________________________________
   b) Date of Birth:________ c) Sex: [ ]Male [ ]Female     b) Date of Birth:________ c) Sex: [ ]Male [ ]Female
   d) Place of Birth __________________________________    d) Place of Birth __________________________________
   e) Social Security/Tax ID No.:______________________    e) Social Security/Tax ID No.:______________________
   f) Driver's license No.:______________ State: ______    f) Driver's license No.:______________ State: ______
   g) Home Address:____________________________________    g) Home Address:____________________________________
      _________________________________________________       _________________________________________________
   h) Years at this Address:___________________________    h) Years at this Address:___________________________
   i) Tel. (Home):_____________________________________    i) Tel. (Home):_____________________________________
      (Business): _____________________________________       (Business): _____________________________________
      Fax: ____________________________________________       Fax: ____________________________________________
      E-mail: _________________________________________       E-mail: _________________________________________
      Best time to call: _______at [ ]Business [ ]Home        Best time to call: _______at [ ]Business [ ]Home
      In the event you are not available when our             In the event you are not available when our
      interviewer calls, may we speak with your               interviewer calls, may we speak with your
      spouse?   [ ] Yes   [ ] No                              spouse?   [ ] Yes   [ ] No
   j) Residency Status: [ ] U.S. Resident                  j) Residency Status: [ ] U.S. Resident
                        [ ] Other _____________________                         [ ] Other _____________________
   k) Citizenship if other than U.S.: _________________    k) Citizenship if other than U.S.: _________________
      (Complete Foreign National form UC 0918.)               (Complete Foreign National form UC 0918.)
   l) Employer Name:___________________________________    l) Employer Name:___________________________________
      Address: ________________________________________       Address: ________________________________________
      _________________________________________________       _________________________________________________
      City:___________________ State: ____ Zip ________       City:___________________ State: ____ Zip ________
   m) Occupation:__________________________ Years:_____    m) Occupation:__________________________ Years:_____
   n) Duties: _________________________________________    n) Duties: _________________________________________

3. PROPOSED INSURED (Child One or Other):               3. PROPOSED INSURED (Child One or Other):
                    (Not applicable to DI.)                                 (Not applicable to DI.)
   a) Name: ___________________________________________    a) Name: ___________________________________________
   b) Relationship:____________________________________    b) Relationship:____________________________________
   c) Date of Birth:________ d) Sex: [ ]Male [ ]Female     c) Date of Birth:________ d) Sex: [ ]Male [ ]Female
   e) Place of Birth __________________________________    e) Place of Birth __________________________________
   f) Social Security No: _____________________________    f) Social Security No: _____________________________
   g) Ins. in Force/Company:___________________________    g) Ins. in Force/Company:___________________________

----------------------------------------------------------------------------
UC 2550 PI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                    APPLICATION FOR INSURANCE
                                                        PERSONAL INFORMATION (continued)
---------------------------------------------------------------------------------------------------------------
5. OWNER ONE: (Complete only if Owner is other than     7. OWNERSHIP INFORMATION: (Complete entity type and
   Proposed Insured.)                                      information.)
   a) Name: ___________________________________________    a) [ ] Individual
   b) Relationship to Proposed Insured(s):____________     b) [ ] Partnership
   c) Date of Birth ___________________________________    c) [ ] Corporation
   d) Social Security/Tax ID No.:______________________           Country of Incorporation:____________________
   e) Driver's license No.:______________ State: ______    d) [ ] Trust
   f) Address:_________________________________________           Date of trust:_______________________________
      _________________________________________________           Trustee Name:________________________________
      City:_____________________State:_____Zip:________           Residency Status: [ ] U.S. Resident
   i) Tel. (Home):_____________________________________                             [ ] Other:_________________
      (Business): _____________________________________           Citizenship if other than U.S.:______________
      Fax: ____________________________________________           (Complete Foreign National form UC 0918.)
      E-mail address:__________________________________    e) Multiple Ownership: (Indicate type of ownership.)
   h) Residency Status: [ ] U.S. Resident                     [ ] Joint with right of survivorship
                        [ ] Other _____________________       [ ] Tenants in Common (shared ownership)
      Citizenship if other than U.S.:__________________    f) Successor Owner: (Recommended for Juvenile
      (Complete Foreign National form UC 0919.)               Insurance Policy. Not recommended for buy-sell or
                                                              policies used by a business.)
6. OWNER TWO: (Complete only if Owner is other than           Name: ___________________________________________
   Proposed Insured.)                                         Social Security/Tax ID No.:______________________
   a) Name:____________________________________________
   b) Relationship to Proposed Insured(s):_____________ 8. BENEFICIARY INFORMATION: (Subject to change by Owner)
   c) Date of Birth:___________________________________    a) Primary Beneficiary:_____________________________
   d) Social Security/Tax ID No.:______________________       Address: ________________________________________
   e) Driver's License No.:________________State:______       _________________________________________________
   f) Address:_________________________________________       City:___________________ State: ____ Zip ________
      _________________________________________________       Relationship to Proposed Life Insured(s):________
      City:_____________________State:_____Zip:________       Social Security Number:__________________________
   g) Tel. (Home):_____________________________________       Date of Birth:___________________________________
      (Business):______________________________________    b) Contingent Beneficiary:__________________________
      Fax:_____________________________________________       Address:_________________________________________
      E-mail address:__________________________________       City:___________________ State: ____ Zip ________
   h) Residency Status: [ ] U.S. Resident                     Relationship to Proposed Life Insured(s):________
                        [ ] Other______________________       Social Security Number:__________________________
   i) Citizenship if other than U.S.:__________________       Date of Birth ___________________________________
      (Complete Foreign National form UC 0919)

----------------------------------------------------------------------------
UC 2550 PI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


Union Central [logo]                                 Variable Universal Life
                                                     Policy Details
------------------------------------------------------------------------------------------------------------
1. Variable Universal Life:                          2. Premium:

   a) Specified Amount (base only): $__________         a) Planned Periodic Premium (modal): $________________

   b) Plan of Insurance: ______________________         b) Additional First-Year Prem.
                                                                     (lump sum amounts): $____________________

   c) Death Benefit Option                              c) Send Premium Notices to __Residence  __Business
      __Option A (Face Amount)                             __Owner One    __Other (Specify)
      __Option B (Face Amount plus Policy Value)           __Owner Two    ____________________________________
      __Option C (Return of Payment)                       __Insured One  ____________________________________
                                                           __Insured Two  ____________________________________
   d) Life Insurance Qualification Test:
      __GPT (Guideline Premium Test)                    d) Premium Frequency:
      __CVAT (Cash Value Accumulation Test)                __Annual       __Check-O-Matic (Use form UC 2178)
                                                           __Semi-Annual  __Salary Allotment
                                                           __Quarterly    __Other ____________________________
   e) Supplemental Benefits:
      __Accelerated Benefits Rider                      e) Has any premium been given in connection with this
              (Disclosure UC8764)                          application:    __Yes   __No  (If Yes, state amount
      __Accidental Death Benefit Rider: $__________        paid for which conditional receipt has been given,
      __Accounting Benefit Rider: $________________        the terms of which are hereby agreed to.)
      __Children's Insurance Rider: $______________        Amount: $________________
      __Guaranteed Insurability Option Rider
      __No-Lapse Rider
      __Other Insured Persons Rider: $_____________  3. Insurance Suitability Questions:
      __Scheduled Increase Option Rider: ________%
      __Supplemental Coverage Rider (SCR): $_______     a) Do you understand that the death benefit and cash
      __Total Disability Benefit Rider: $__________        value may increase or decrease depending on the
      __Waiver of Monthly Deduction Rider                  investment experience of the separate account?
      __Other: ____________________________________        __ Yes      __ No

                                                        b) Do you believe that this policy will meet your
   f) Enhanced Death Benefit:                              insurance needs and financial objectives?
      __ 9-year                                            __ Yes      __ No
      __ 15-year
                                                        c) Have you received a current copy of the Prospectus?
                                                           __ Yes      __ No


Securities products offered through Carillon Investments, Inc. a subsidiary of The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240-0409. (513) 595-2600
---------------------------------------------------------------------------
UC 2550-1 VUL     THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                  CINCINNATI, OHIO 45240                    EDITION: 5/2004


UNION CENTRAL [LOGO]                                 VARIABLE UNIVERSAL LIFE
                                                     ALLOCATION OF PREMIUMS
------------------------------------------------------------------------------------------------------------
On issued policies, your full net premium will       2. MONTHLY DEDUCTION ALLOCATION:
be allocated to the Scudder Money Market Fund
until the end of the Right to Examine period.           Do you want to select a portfolio or portfolios
When this period ends, your account value will          from which to deduct your monthly policy
be allocated to the subaccount(s) indicated             expenses?    [ ] Yes    [ ]No
below. Allocations must be in whole percentages,
with a minimum of 5 percent per allocation. You         (If yes, list portfolio(s) and/or Guaranteed
may select up to 20 different allocations.              Account and percentage allocated.  If no, then
                                                        the expenses will be prorated from all funds.)

1. INVESTMENT OBJECTIVE: (Check one or more)            PORTFOLIO                           PERCENTAGE
   [ ]Safety of Principal                               ___________________________________ _________%
   [ ]Income                                            ___________________________________ _________%
   [ ]Growth                                            ___________________________________ _________%
   [ ]Aggressive Growth                                 ___________________________________ _________%
   [ ]Other  __________________________________         ___________________________________ _________%
                                                        ___________________________________ _________%
                                                        ___________________________________ _________%
                                                        Total                                 100%
3. NET PREMIUM ALLOCATION:

   ALLOCATION                            PERCENTAGE     ALLOCATION                           PERCENTAGE
   THE UNION CENTRAL LIFE INSURANCE COMPANY:            OPPENHEIMER VARIABLE ACCOUNT FUND:
   Union Central Guaranteed Account          _____%     Capital Appreciation/VA                  _____%
                                                        Global Securities Fund/VA                _____%
   AIM VARIABLE INSURANCE FUNDS, INC.:                  Main Street Fund/VA                      _____%
   Balanced, Series I                        _____%
   Basic Value, Series I                     _____%     SCUDDER VARIABLE SERIES I:
   Capital Appreciation Fund, Series I       _____%     Capital Growth Portfolio, Class A        _____%
                                                        Money Market Portfolio                   _____%
   THE ALGER AMERICAN FUND:
   Leveraged AllCap Portfolio, Class O       _____%     SELIGMAN PORTFOLIOS, INC.:
   MidCap Growth Portfolio, Class O          _____%     Communications & Information
                                                             Portfolio, Class 2                  _____%
                                                        Small-Cap Value Portfolio, Class 2       _____%
   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
   Income & Growth                            _____%    SUMMIT PINNACLE SERIES:
   International                              _____%    Balanced Index Portfolio                 _____%
   Value                                      _____%    Bond Portfolio                           _____%
                                                        EAFE International Index Portfolio       _____%
                                                        Lehman Aggregate Bond Index Portfolio    _____%
   FRANKLIN TEMPLETON VIP TRUST:                        Nasdaq-100 Index Portfolio               _____%
   Foreign Securities Fund, Class 2           _____%    Russell 2000 Small Cap Index Portfolio   _____%
   Growth Securities, Class 2                 _____%    S&P MidCap 400 Index Portfolio           _____%
                                                        S&P 500 Index Portfolio                  _____%
   MFS VARIABLE INSURANCE TRUST:                        Zenith Portfolio                         _____%
   High Income Series                         _____%
   New Discovery Series                       _____%    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Total Return Series                        _____%    Core Plus Fixed Income Portfolio, Class I_____%
                                                        U.S. Real Estate Portfolio, Class I      _____%
   NEUBERGER BERMAN AMT:
   Fasciano                                   _____%    TOTAL                                     100%

----------------------------------------------------------------------------
UC 2550-1 VUL SA   THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 5/2004


UNION CENTRAL [LOGO]                                    APPLICATION FOR INSURANCE
                                                        SUITABILITY INFORMATION
---------------------------------------------------------------------------------------------------------------
1. SUITABILITY INFORMATION - NON-CORPORATE OWNER:       2. SUITABILITY INFORMATION - INSURED'S PROFILE:
   a) Owner's Residence: [ ] Rent  [ ] Own                 (if other than owner)
   b) Years There:_____________________________________    b) Date of Birth:________ c) Sex: [ ]Male [ ]Female
   c) Legal Residence if Different than Mailing            d) Place of Birth __________________________________
      Address:_________________________________________    e) Social Security/Tax ID No.:______________________
      _________________________________________________    f) Driver's license No.:______________ State: ______
   Owner's Employment:                                     g) Home Address:____________________________________
   d) Job Title:_______________________________________       _________________________________________________
   e) Years There:_____________________________________    h) Years at this Address:___________________________
   f) Employer's Name:_________________________________    i) Tel. (Home):_____________________________________
   g) Business Address:________________________________       (Business): _____________________________________
      _________________________________________________       Fax: ____________________________________________
   h) Marital Status:    i) Education:                        E-mail: _________________________________________
      [ ] Single            [ ] High School or less           Best time to call: _______at [ ]Business [ ]Home
      [ ] Married           [ ] Some College                  In the event you are not available when our
      [ ] Divorced          [ ] College Graduate              interviewer calls, may we speak with your
      [ ] Widowed           [ ] Graduate Degree               spouse?   [ ] Yes   [ ] No
   j) Is Owner's or Spouse's Employer a Brokerage          j) Residency Status: [ ] U.S. Resident
      Firm Insurance Company or Bank? [ ] Yes  [ ] No                           [ ] Other _____________________
   k) Number of Dependents:____________________________    k) Citizenship if other than U.S.: _________________
   l) Anticipated Household Income Current Year:              (Complete Foreign National form UC 0918.)
      [ ] Under $25,000 (please state amount $________)    l) Employer Name:___________________________________
      [ ] $25,001 - $50,000                                   Address: ________________________________________
      [ ] $50,001 - $100,000                                  _________________________________________________
      [ ] $100,001 - 250,000                                  City:___________________ State: ____ Zip ________
      [ ] $250,001 - 500,000                               m) Occupation:__________________________ Years:_____
      [ ] $500,001 - $1,000,000                            n) Duties: _________________________________________
      [ ] Over $1,000,000
   m) Net Worth (excluding residence)                   3. PROPOSED INSURED (Child One or Other):
      [ ] Under $50,000 (please state amount $________)    (Not applicable to DI.)
      [ ] $50,001 - $100,000                               a) Name: ___________________________________________
      [ ] $100,001 - 250,000                               b) Relationship:____________________________________
      [ ] $250,001 - 500,000                               c) Date of Birth:________ d) Sex: [ ]Male [ ]Female
      [ ] $500,001 - $1,000,000                            e) Place of Birth __________________________________
      [ ] Over $1,000,000                                  f) Social Security No: _____________________________
   n) Liquid Assets (penalty free access):                 g) Ins. in Force/Company:___________________________
      [ ] Under $50,000 (please state amount $________)
      [ ] $50,001 - $100,000
      [ ] $100,001 - 250,000
      [ ] $250,001 - 500,000
      [ ] $500,001 - $1,000,000
      [ ] Over $1,000,000
   o) Tax Bracket
      [ ] 0%
      [ ] 15%
      [ ] 28$
      [ ] 31%
      [ ] 36%
      [ ] 39.6% or higher
   p) What other investments do you own:
      [ ] Bank CD's
      [ ] Variable Annuities
      [ ] Mutual Funds
      [ ] Stocks/Bonds
      [ ] Other: ______________________________________

             Securities products offered through Carillon Investments, Inc., a subsidiary of The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240-0409. (513) 595-2600
----------------------------------------------------------------------------
UC 2550 SI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                    APPLICATION FOR INSURANCE
                                                        SUITABILITY INFORMATION
---------------------------------------------------------------------------------------------------------------
3. SUITABILITY INFORMATION - CORPORATE OWNER:           5. SOURCE OF PREMIUMS (Must be Completed for All Cases.)
   a) Purpose of this insurance:                           (Check one or more.)
      [ ] Buy & Sell                                       [ ] Current Income
      [ ] Employee Fringe Benefit                          [ ] Sale of personal property or real estate
      [ ] Deferred Compensation                            [ ] Insurance/Annuities (Loans/Withdrawals)
      [ ] Split Dollar                                     [ ] Insurance or annuity maturity value or
      [ ] Key Employee                                         death benefit
      [ ] Other (Specify):____________________________     [ ] Securities
   b) Principal Officers, Partners or Key Employees:       [ ] Relative
      PERSON ONE:                                          [ ] Cash Savings
      Name:___________________________________________     [ ] Employer
      Position:_______________________________________     [ ] Rollover/Transfer of 401(k) or Pension Fund
      % Of Business Owned:____________________________     [ ] Other___________________________________________
      Amount of Insurance Owned By Business___________
                                                        I ACCEPT DELIVERY OF A CURRENT COPY OF THE PROSPECTUS
      PERSON TWO:                                       IN:  [ ] CD -ROM      [ ] PAPER FORMAT
      Name:___________________________________________
      Position:_______________________________________  I HAVE SUPPLIED THE FINANCIAL INFORMATION FOR THE
      % Of Business Owned:____________________________  OWNER SUITABILITY INFORMATION.
      Amount of Insurance Owned By Business:__________
                                                        I UNDERSTAND THAT THE AMOUNT AND/OR DURATION OF THE
      PERSON THREE:                                     DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY
      Name:___________________________________________  INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE
      Position:_______________________________________ OF THE POLICY AND ARE NOT GUARANTEED.
      % Of Business Owned:____________________________
      Amount of Insurance Owned By Business:__________

   c) Year of Insorporation:__________________________  X______________________________________________________
   d) What is the current fair market value of           Signature of Individual Owner or Authorized
      the Business? __________________________________   Representative of Corporate Owner
   e) What was the annual net profit (before taxes)
      of Business?                                      CARILLON REPRESENTATIVE QUESTION:
      Last year: $____________________________________
      2 Years ago: $__________________________________  Are you a registered representative of Carillon
   f) Are other officers, partners or key employees     Investments?  [ ] Yes    [ ] No
      proportionately insured?   [ ] Yes  [ ] No        (If no, a principal of your firm must perform
      (If no, explain.) ______________________________  suitability review and sign in the space provided
      ________________________________________________  below.)
      ________________________________________________
                                                        PRINCIPAL APPROVAL:
4. SUITABILITY INFORMATION - TRUST:
   a) Purpose of insurance:                             Suitability review has been performed per firm policy.
      [ ] Estate Planning
      [ ] Charitable Gifts
      [ ] Funding For Heirs                             X______________________________________________________
      [ ] Survivor Needs                                 Approved by (Signature)
      [ ] Other: _____________________________________
   b) Name of Trust:__________________________________   Date: ________________________________________________
      Date of Trust:__________________________________
   c) Name of Trustee:________________________________   Print Name: __________________________________________
      Address of Trustee:
      ________________________________________________   Title: _______________________________________________
      ________________________________________________
                                                         Firm:_________________________________________________
   d) Current Value of Trust:_________________________

             Securities products offered through Carillon Investments, Inc., a subsidiary of The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240-0409. (513) 595-2600
----------------------------------------------------------------------------
UC 2550 SI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                   TRADITIONAL LIFE / UNIVERSAL LIFE / VUL
                                                        FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------------
1. EXISTING AND PENDING INSURANCE -                     4. FINANCIAL QUESTIONS:
   PROPOSED INSURED(S):                                                                       Proposed Proposed
                                     Proposed Proposed                                        Insured  Insured
                                     Insured  Insured                                         One      Two
                                     One      Two          a) Gross annual earned income:     $_______ $_______
   a) Total insurance in force on    $_______ $_______        (salary, Commissions, bonuses, etc.)
      the Proposed Insured(s).
   b) Total insurance currently      $_______ $_______     b) Gross Annual unearned income:   $_______ $_______
      pending with all companies,                             (dividend, interest, net real estate income, etc)
      including this application.
   c) Of the above pending amount,   $_______ $_______     c) Household net wirth: $___________________________
      how much do you intend to
      accept?                                              d) In the last 5 years, has either of the Proposed
   d) Provide information for each policy in force on         Insured(s) or the business had any major
      the Proposed Insured(s). (Attach additional             financial problems (bankruptch, etc.)?
      page if necessary.)                                     [ ] No   [ ] Yes (give details)
                                                              _________________________________________________
      Proposed Insured:  [ ] One   [ ] Two                    _________________________________________________
      Company:________________________________________        _________________________________________________
      Group, Personal or Business:____________________
      Issue Date:_____________________________________     e) If Owner, other than the proposed insured, is
      To Remain in Force?  [ ] Yes   [ ] No                   an individual:
      Face Amount:____________________________________        Net Worth: $_____________________________________
                                                              Net Annual Income: ______________________________
      Proposed Insured:  [ ] One   [ ] Two                    Total Family Income: $___________________________
      Company:________________________________________
      Group, Personal or Business:____________________  5. BUSINESS INSURANCE (Complete for ALL Business
      Issue Date: ____________________________________     Owned Insurance)
      To Remain in Force?  [ ] Yes   [ ] No                                                   Current  Previous
      Face Amount:____________________________________                                        Year     Year
                                                           a) Assets:                         $_______ $_______
      Proposed Insured:  [ ] One   [ ] Two
      Company:________________________________________     b) Liabilities:                    $_______ $_______
      Group, Personal or Business:____________________
      Issue Date:_____________________________________     c: Gross Sales:                    $_______ $_______
      To Remain in Force?  [ ] Yes   [ ] No
      Face Amount:____________________________________     d) Net Income after taxes:         $_______ $_______
      ________________________________________________
                                                           e) Fair Market Value of            $_______ $_______
2. EXISTING INSURANCE (Replacement):                          the business:
   Will any life insurance, annuity, disability
   income or overhead expense insurance, or any            f) What percentage of the business is owned by
   other accident and sickness insurance presently            Proposed Insured(s)? ____________%
   in force with this or any other company be
   discontinued, reduced or changed if insurance           g) Are other partners/owners/executives being
   now applied for is issued?                                 insured?
   [ ] Yes   [ ] No (If "Yes," give details.)                 [ ] Yes   [ ] No (give details)
   Company: __________________________________________
   Policy No.:________________________________________        _________________________________________________
   Amount: $__________________ Date:__________________
                                                              _________________________________________________
3. AGENTS REPLACEMENT STATEMENT:
   a) To the best of your knowledge, does the policy          _________________________________________________
      applied for involve replacement, in whole or in
      part, of any existing life insurance, annuity,          _________________________________________________
      disability income or overhead expense insurance
      [ ] Yes   [ ] No (If "Yes," give details.)
      Company: _______________________________________
      Policy No.:_____________________________________
   b) Will a policy loan on one or more policies be
      utilized to pay any portion of the initial
      premium or deposit on the policy applied for?
      [ ]Yes  [ ]No (If "Yes," give policy number(s)
      involved.)______________________________________
      ________________________________________________

----------------------------------------------------------------------------
UC 2550 SI         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         LIFESTYLE QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
LIFESTYLE QUESTIONS: (Please provide details for "Yes"    _____________________________________________________|
                      answers.)                          |                                                     |
Has any person proposed for coverage?                    | Proposed Insured One - Details for any "Yes"        |
                                                         | answers to Lifestyle Questions: (Indicate question  |
1. Used tobacco or nicotine products in    [ ]Yes [ ]No  | number and timeframe.)                              |
   any form within the last five years?                  |_____________________________________________________|
  (if other than owner)                                  |                                                     |
   (This includes cigarettes, cigars,                    |                                                     |
   cigarillos, a pipe, chewing tobacco,                  |                                                     |
   nicotine patches or gum.)                             |                                                     |
                                                         |                                                     |
2. Ever applied for insurance or           [ ]Yes [ ]No  |                                                     |
   reinstatement which has been:                         |                                                     |
   declined, postponed, rated, modified;                 |                                                     |
   or had any such insurance cancelled                   |                                                     |
   or a renewal premium refused:                         |                                                     |
                                                         |                                                     |
3. Ever received or claimed: indemnity,    [ ]Yes [ ]No  |                                                     |
   benefits, or a payment for any injury,                |                                                     |
   sickness or impaired condition?                       |                                                     |
                                                         |                                                     |
4. Ever made any flights as: a pilot,      [ ]Yes [ ]No  |                                                     |
   student pilot, or crew member of                      |                                                     |
   any aircraft in the past three                        |                                                     |
   years or intend doing so?                             |                                                     |
   (If "Yes" complete Aviation Questionnaire UC 1217A.)  |                                                     |
                                                         |                                                     |
5. Been convicted of a moving traffic      [ ]Yes [ ]No  |                                                     |
   violation or had a driver's license                   |                                                     |
   revoked or suspended within the past                  |                                                     |
   three years                                           |                                                     |
                                                         |_____________________________________________________|
6. Been charged with or convicted of or    [ ]Yes [ ]No   _____________________________________________________
   currently awaiting trial on the                       |                                                     |
   violation of an criminal law?                         | Proposed Insured Two - Details for any "Yes"        |
                                                         | answers to Lifestyle Questions: (Indicate question  |
7. In the next year, any intention of      [ ]Yes [ ]No  | number and timeframe.)                              |
   traveling outside the U.S. or Canada                  |_____________________________________________________|
   or residing outside the U.S.?                         |                                                     |
   (If "Yes" complete Military Service                   |                                                     |
   Questionnaire UC 287 MS.)                             |                                                     |
                                                         |                                                     |
8. Belong to or intend joining: any        [ ]Yes [ ]No  |                                                     |
   active or reserve military, naval                     |                                                     |
   or aeronautic organization?                           |                                                     |
   (If "Yes" complete Military Service                   |                                                     |
   Questionnaire UC 287 C.)                              |                                                     |
                                                         |                                                     |
9. Engaged in or plan to engage in any form of the       |                                                     |
   following:  (Selection requires completion of         |                                                     |
   appropriate Form UC 287 C.)                           |                                                     |
                                                         |                                                     |
   [ ] Motorized Racing        [ ] Scuba Diving          |                                                     |
   [ ] Parachuting/Skydiving   [ ] Hang-gliding          |                                                     |
   [ ] Ballooning              [ ] Mountain Climbing     |                                                     |
   [ ] Rodeo                   [ ] Competitive Skiing    |                                                     |
   [ ] Snowmobiling            [ ] Gliding               |                                                     |
   [ ] Boat Racing             [ ] Other_______________  |                                                     |
                                                         |                                                     |
                                                         |                                                     |
                                                         |_____________________________________________________|

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UC 2550 LQ         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         HEALTH QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
Name of Proposed Insured:_____________________________                                      Cause
                                                                              Age if          of         Age at
                                                                              Living        Death         Death
HEALTH QUESTIONS. PLEASE COMPLETE DETAILS FOR               Father             __________________________ _____
"YES" ANSWERS.                                              Mother             __________________________ _____
1. a) Height _______ b) Weight_______                       Brothers & Sisters __________________________ _____
   c) Have you lost more than 10 lbs       [ ]Yes [ ]No
      in the past 12 months?                             8. a) Name and address of personal or attending doctor.
2. Have you ever been medically treated for or had             ________________________________________________
   any known indication of:                                    ________________________________________________
   a) Disorder of eyes, ears, nose         [ ]Yes [ ]No        ________________________________________________
      or throat?                                               ________________________________________________
   b) Dizziness, vertigo, fainting,        [ ]Yes [ ]No     b) Telephone: _____________________________________
      seizures, recurrent headache;                         c) Date last consulted: ___________________________
      speech defect, paralysis, or stroke?                     Reason and any medication/treatment given:
   c) Shortness of breath, bronchitis,     [ ]Yes [ ]No        ________________________________________________
      pluerisy, asthma, emphysema,                             ________________________________________________
      tuberculosis or chronic respiratory                   d) List any medications (prescription or
      disorder?                                                nonprescription) you are taking currently:
   d) Chest pain, palpitation, high blood  [ ]Yes [ ]No        ________________________________________________
      pressure, heart murmur, heart attack                     ________________________________________________
      or other disorder of the heart or
      blood vessels                                       _____________________________________________________
   e) Jaundice, intestinal bleeding:       [ ]Yes [ ]No  |                                                     |
      ulcer, hernia, colitis, hepatitis,                 | For each "Yes" answer, provide details. (Identify:  |
      diverticulitis, recurrent indigestion              | question number, disgnoses, dates, duration, names  |
      or other disorder of the stomach,                  | and addresses of all attending physicians and       |
      intestines, liver or gallbladder?                  | medical facilities. Attached additional sheet if    |
   f) Sugar, albumin, blood or pus in      [ ]Yes [ ]No  | needed.)                                            |
      urine; sexually transmitted disease;               |                                                     |
      stone or other disorder of kidney                  |                                                     |
   g) Diabetes; thyroid, or other          [ ]Yes [ ]No  |                                                     |
      endocrine disorders?                               |                                                     |
   h) Disorder of breasts, reproductive    [ ]Yes [ ]No  |                                                     |
      organs, or prostate?                               |                                                     |
   i) Neuritis, arthritis, rheumatism,     [ ]Yes [ ]No  |                                                     |
      gout, or disorder of or injury to                  |                                                     |
      the bones, muscles, nerves, knees                  |                                                     |
      wrists or other joints?                            |                                                     |
   j) Disorder of skin, lymph glands,      [ ]Yes [ ]No  |                                                     |
      cyst, tumor or cancer?                             |                                                     |
   k) Allergies; anemia or other disorder  [ ]Yes [ ]No  |                                                     |
      of the blood?                                      |                                                     |
   l) Spinal, neck or back disorder or     [ ]Yes [ ]No  |                                                     |
      injury, including sprains, strains,                |                                                     |
      or disc disorder?                                  |                                                     |
   m) Anxiety, depression, stress or       [ ]Yes [ ]No  |                                                     |
      other mental, nervous, psychiatric                 |                                                     |
      or emotional disorder?                             |                                                     |
   n) Chronic fatigue, fibromyalgia, or    [ ]Yes [ ]No  |                                                     |
      Epstein-Barr virus?                                |                                                     |
   o) C-section, miscarriage, or           [ ]Yes [ ]No  |                                                     |
      complication of pregnancy?                         |                                                     |
   p) Any mental or physical disorder      [ ]Yes [ ]No  |                                                     |
      not listed above?                                  |                                                     |
3. Are you currently pregnant?             [ ]Yes [ ]No  |                                                     |
4. Other than noted above, have you within               |                                                     |
   the past five years:                                  |                                                     |
   a) Had a checkup, consultation,         [ ]Yes [ ]No  |                                                     |
      illness, injury, or surgery; been a                |                                                     |
      patient in a hospital, clinic                      |                                                     |
      sanatorium, or other medical                       |                                                     |
      facility; had an electrocardiogram,                |                                                     |
   b) Been medically advised to have any   [ ]Yes [ ]No  |                                                     |
      diagnostic test, hospitalization, or               |                                                     |
      surgery which was not completed?                   |                                                     |
5. Within the past ten years, have you ever:             |                                                     |
   a) Used marijuana, cocaine,             [ ]Yes [ ]No  |                                                     |
      barbiturates, tranquilizers, heroin,               |                                                     |
      LSD, amphetamines, morphine,                       |                                                     |
      narcotics; or any other drug,                    |                                                     |
      except as legally prescribed by a                  |                                                     |
      physician?                                         |                                                     |
   b) Sought or received medical treat-    [ ]Yes [ ]No  |                                                     |
      ment or professional advice; or been               |                                                     |
      arrested for the use of alcohol,                   |                                                     |
      cocaine, marijuana, narcotics or                   |                                                     |
      any other drug?                                    |                                                     |
   c) Used alcoholic beverages?            [ ]Yes [ ]No  |                                                     |
      If yes, specify extent?                            |                                                     |
6. Have you been diagnosed by a doctor     [ ]Yes [ ]No  |                                                     |
   as having Acquired Immune Deficiency                  |                                                     |
   Syndrome (AIDS) or Human                              |                                                     |
   Immunodeficiency Virus (HIV)?                         |                                                     |
7. Have any of your immediate family       [ ]Yes [ ]No  |                                                     |
   members (parents, brothers and                        |                                                     |
   sisters), died of or been diagnosed                   |                                                     |
   as having: coronary artery disease                    |                                                     |
   disease, prior to age 40?                             |_____________________________________________________|

----------------------------------------------------------------------------
UC 2550 HQ         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                    APPLICATION FOR INSURANCE
                                                        FRAUD NOTICE
---------------------------------------------------------------------------------------------------------------
UNLESS SPECIFIC STATE LANGUAGE IS NOTED BELOW, THE      GA, KS, MD, NE, OR, VT AND WY RESIDENTS
FOLLOWING GENERAL FRAUD NOTICE APPLIES. IN NEW YORK,    Any person who, with intent to defraud or knowing that
GENERAL FRAUD NOTICE ONLY APPLIES TO DISABILITY         he is facilitating a fraud against an insurer, submits
INCOME AND OVERHEAD EXPENSE COVERAGE                    an application or files a claim containing a false or
                                                        deceptive statement may be guilty of insurance fraud.
FRAUD NOTICE
Any person who, with intent to defraud or knowing       LA RESIDENTS
that he is facilitating a fraud against an insurer;     Any person who knowingly presents a false or fraudulent
submits an application or files a claim containing      claim for payment of a loss or benefit or knowingly
a false or deceptive statement; is guilty of            presents false information in an application for
insurance fraud.                                        insurance is guilty of a crime and may be subject to
                                                        fines and confinement in prison.
CA RESIDENTS
Any person who, with intent to defraud or knowing       ME & TN RESIDENTS
that he is facilitating a fraud against an              It is a crime to knowingly provide false, incomplete
insurer, submits an application or files a claim        or misleading information to an insurance company for
containing a false or deceptive statement is            the purpose of defrauding the company. Penalties may
guilty of insurance fraud if convicted of such          include imprisonment, fines, or denial of insurance
charges in a court of law                               benefits.

CO RESIDENTS                                            NJ RESIDENTS
It is unlawful to knowingly provide false,              Any person who includes any false or misleading
incomplete, or misleading facts or information          information on an application for an insurance policy
to an insurance company for the purpose of              is subject to civil and criminal penalties.
defrauding or attempting to defraud the company.
Penalties may include imprisonment, fines,              NM RESIDENTS
denial of insurance, and civil damages. Any             Any person who knowingly presents a false or fraudulent
insurance company or agent of an insurance company      claim for payment of a loss or benefit or knowingly
who knowingly provides false, incomplete, or            presents false information in an application for
misleading facts or information to a policyholder       insurance is guilty of a crime and may be subject to
or claimant for the purpose of defrauding or            civil fines and criminal penalties.
attempting to defraud the policyholder or claimant
with regard to a settlement or award payable from       TX RESIDENTS
insurance proceeds shall be reported to the             Any person who makes an intentional misstatement
Colorado Division of Insurance within the               that is material to the risk may be found guilty of
Department of Regulatory Agencies.                      insurance fraud by a court of law.

DC AND PA RESIDENTS                                     VA RESIDENTS
Any person who knowingly and with intent to defraud     Any person who, with intent to defraud or knowing that
any insurance company or other person files an          he is facilitating a fraud against an insurer, submits
application for insurance or statement of claim         an application or files a claim containing a false or
containing any materially false information or          deceptive statement may have violated state law.
or conceals for the purpose of misleading,
information concerning any fact material thereto,       WA RESIDENTS
commits a fraudulent insurance act, which is a          Any person who knowingly presents fake or fraudulent
crime and subjects such person to criminal and          claim for payment of a loss or knowingly makes a fake
civil penalties. The general fraud notice stated        statement in an application for insurance may be
above does not apply to DC or Pennsylvania              guilty of a criminal offense under state law.
residents

FL RESIDENTS
Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or any application containing any false incomplete, or misleading information is guilty of a felony of the third degree.

----------------------------------------------------------------------------
UC 2550 FN         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         AUTHORIZATION
---------------------------------------------------------------------------------------------------------------
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize any health care providers, hospitals,
insurers, the Medical Information Bureau, Inc.,
Consumer reporting agency, government agency,
financial institution, or employer, having data or       Dated at:_____________________________________________
facts about the proposed insured's or claimant's                      City           State   Month  Day  Year
physical or mental condition, medical care, advice,
treatment, the use of drugs, alcohol, or tobacco,
HIV, AIDS and sexually transmitted diseases,             ______________________________________________________
prescription drug records, financial status,              Print or Type Name of Proposed Insured
employment status or other relevant data or facts
about the proposed insured or claimant; including
wage and earnings, or data or facts with respect to      X_____________________________________________________
other insurance coverage; to give all data or facts       Signature of Proposed Insured
to The Union Central Life Insurance Company ("the
Company"), its reinsurers, or any other agent or
agency acting on the Company's behalf.                   _______________________________________________________
                                                          Print or Type Name of Other Proposed Insured
Data or facts obtained will be released only to:
(1) reinsurers; (2) the MIB; (3) persons performing
business duties as delegated or contracted for by        X______________________________________________________
the Company related to the proposed insured's             Signature of Other Proposed Insured
application or claim or other insurance-related
functions; (4) as permitted or required by law;
(5) to government authorities when necessary to          _______________________________________________________
prevent or prosecute fraud or other illegal acts;         Print or Type Name of Personal Representative
(6) and to any person or entity having an                  of Proposed Insured
authorization expressly permitting the disclosure.
The personal data or facts used or disclosed under
this authorization may be subject to redisclosure        X______________________________________________________
and no longer protected by federal privacy                Signature of Personal Representative of Proposed
regulations.                                              Insured

The above data and facts will be used to:
(1) underwrite an application for coverage;              _______________________________________________________
(2) obtain reinsurance; (3) resolve or contest           Description of Authority of Personal Representative
any issues of incomplete, incorrect, or                  (Parent, Legal Guardian, Attorney-in-Fact)
misrepresented information on the application            Attach documentation in support of your authority.)
identified above which may arise during the
processing or review of the application, or any
other application for insurance; (4) administer
coverage and claims; and (5) complete a consumer
report, investigative consumer report or telephone
interview about the proposed insured or claimant.

I agree that this authorization is valid for two and one-half years from the date shown below
(except MN, which is valid for two years and two months). I also agree that a copy is as valid as the original. I or my authorized representative am entitled to a copy. For purposes of collecting data or facts relating to a claim for benefits, this authorization is valid for the duration of the claim.
I understand that: (1) 1 can revoke this authorization at any time by giving written request to the Company; (2) revoking this authorization will not affect any prior action taken by the Company in reliance upon this authorization; and
(3) failing to sign, or revoking this authorization may impair the Company's ability to process my application or evaluate my claim and may be a basis for denying this application or a claim for benefits.

I acknowledge receipt of Notice of Insurance
Information Practices.

</table>

UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         AGREEMENT
---------------------------------------------------------------------------------------------------------------
AGREEMENT                                                TAXPAYER IDENTIFICATION NUMBER (TIN)

The undersigned represents that the statements in              ________________________________
Part I and Part 11 if such Part 11 is required by             |                                |
the The Union Central Life Insurance Company ("the            | Employer Identification Number |
Company") of this application are true and complete           |                                |
to the best of his/her knowledge and belief. It is            |                                |
agreed that: (a) the only statements which are to be          |________________________________|
considered as the basis of the policy are those                ________________________________
contained in the application or in any amendment to           |                                |
the application; (b) any prepayment made with this            | Employer Identification Number |
application will be subject to the provisions of the          |                                |
CONDITIONAL RECEIPT bearing the same number as this           |                                |
application; (c) if there Is no prepayment made with          |________________________________|
this application, the policy will not take effect
until the first premium Is paid during the [Mine of      Under Penalties of perjury, I certify that:
the proposed insured and while his1her health and
the facts and other conditions affeding his/her          1) The number shown on this form is my correct
insurability are as described in Part I and Part 11         TIN (or I am waiting for a number to be issued
(If such Part 11 is required by the Company) of this        to me); and
application, and until the policy is delivered to the    2) I am not subject to backup withholding either
undersigned; (d) no one except the President, a Vice        because: (a) I am exempt from backup with-
President, the Secretary, or an Assistant Secretary         holding; (b) I have not been notified by the
can make, after or discharge contracts or waive any         Internal Revenue Service (IRS) that I am subject
of the Company's fights or requirements; and (e) the        to backup withholding as a result of a failure
application was signed and dated in the state               to report all interest or dividends; or (c) the
indicated below. If applying 1br an indeterminate           IRS has notified me that I am no longer subject
premium plan: (a) the premium for such Man is               to back withholding.
guaranteed for the initial guarantee period, and
after such period, the current annual premium is         Cross out item (2) above if you have been notified
not guaranteed and may change; and (b) the premium       by IRS that you are currently subject to backup
will never exceed the specified maximum.                 withholding because you have failed to report all
                                                         interest and dividends on your tax return.

Dated at ______________________________________________
             City               State   Month Day Year
                                                         X____________________________________________________
_______________________________________________________   Signature of Applicant, Trustee/Employer        Date
Print or Type Proposed Insured Name


X______________________________________________________
Signature of Proposed Insured

_______________________________________________________
Print or Type Name of Other Proposed Insured


X______________________________________________________
Signature of Other Proposed Insured

_______________________________________________________
Print or Type Owner if not Proposed Insured


X______________________________________________________
 Signature of Owner if not Proposed Insured

_______________________________ _______________________
Print or Type Agent Name        Agent Union Central No.


X______________________________ _______________________
Signature of Licensed           Agent State License No.
Soliciting Agent

_______________________________ _______________________
Print or Type Agent Name        Agent Union Central No.


X______________________________ _______________________
Signature of Licensed           Agent State License No.
Soliciting Agent

______________________________ ________________________
Agency Name                     Agency No.


----------------------------------------------------------------------------
UC 2550 AG         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003



----------------------------------------------------------------------------
UC 2550 AU         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003


Union Central [logo]                                  VARIABLE UNIVERSAL LIFE
                                                      AGENT'S STATEMENT
--------------------------------------------------------------------------------------------------------------
1. BACKGROUND INFORMATION                             5. REQUEST FOR ADDITIONAL OR ALTERNATE LIFE POLICY(IES)
   a) How well acquainted are you with the purchaser?    [ ] Alternate Policy
      [ ] First Contact     [ ] Well Known               [ ] Additional Policy
      [ ] Casually          [ ] Self                     (If requested, provide details):
      [ ] Relative (relationship):__________________         _________________________________________________
                                                             _________________________________________________
   b) Initial contact with purchaser?
      [ ] Friend/Relative   [ ] Direct-Mail Lead      6. DISABILITY INCOME INSURANCE INFORMATION
      [ ] Referred Lead     [ ] Home-Office Lead         Occupational Class Quoted:
      [ ] Cold Call                                      [ ] 5AP   [ ] 5A   [ ] 4A   [ ] 3AP
      [ ] Other:____________________________________     [ ] 3A    [ ] 2A   [ ] A    [ ] B
                                                         [ ] Other:___________________________________________
   c) Marital Status:
      [ ] Single            [ ] Married               Agent Remarks:
      [ ] Divorced          [ ] Widowed               ________________________________________________________
                                                      ________________________________________________________
2. WAS THIS A COMPETITIVE SITUATION: [ ]Yes [ ]No     ________________________________________________________
   Competing Company________________________________
                                                      7. AGENT'S CERTIFICATION (Must be Signed and Dated)
3. DID YOU RECEIVE UNION CENTRAL HOME OFFICE             I certify that:
   ASSISTANCE?  [ ] Yes   [ ] No  (If yes, please        - I have reasonable grounds to believe the purchase
   provide details in Agent Remarks.)                      of the policy applied for is suitable for the policy
                                                           owner based on the information furnished by the
4. LIFE INSURANCE INFORMATION                              proposed insured and/or policy owner in this
   a) If proposed insured is married, indicate             application.
      amount of life insurance in force on
      spouse: $_____________________________________     - A current prospectus(es) was (were) delivered to the
                                                           proposed insured. (Applicable to Variable Products
   b) If proposed insured is under 18 years of age:        Only.)
      Amount of insurance in force on life of
      parents: _____________________________________     - All of the sales materials used have been approved
                                                           by the Home Office. (Applicable to Variable
      Estimate parent's worth:______________________       Products Only.)
      Estimate parents income:______________________
                                                         - I am familiar with Union Central's Guide to Market
   c) Are all of proposed insured's minor brothers         Conduct (form UC 2231), and the sale of this
      and sisters insured for an eaual amount?             product is consistent with those guidelines.
      [ ] Yes   [ ] No  ____________________________
                                                         - I have verified the accuracy of the proposed
   PURPOSE OF INSURANCE:                                   insured and/or owner driver's license.
   d) Personal Life Insurance
      [ ]Survivor Needs    [ ]Mortgage Acceleration      - I certify that I have truly and accurately
      [ ]Spouse Insurance  [ ]Income Replacement           recorded on the application all the information
      [ ]Education Funding [ ]Retirement Funding           supplied by the applicant.
      [ ]Other (specify):___________________________
                                                         - This application was in fact signed and dated in
   e) Business                                             the state indicated.
      [ ]Key Person        [ ]Mortgage Acceleration
      [ ]Business Purchase [ ]Executive Bonus(Sec 162)
      [ ]Cover Debt        [ ]Split Dollar             X______________________________________________________
      [ ]Other (specify):___________________________    Signature of Agent

   f) Estate                                            Print Full Name of Agent:_____________________________
      [ ]Charitable Gifts   [ ]Fund Trusts for Heirs
      [ ]Estate Tax         [ ]Equalization between     Agent Number:_________________________________________
                               Heirs
      [ ]Other (specify):___________________________    Agency Number:________________________________________


---------------------------------------------------------------------------
UC 2550 AS        THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                  CINCINNATI, OHIO 45240                    EDITION: 1/2003


UNION CENTRAL [LOGO]                                     APPLICATION FOR INSURANCE
                                                         CONDITIONAL RECEIPT
---------------------------------------------------------------------------------------------------------------
DO NOT DETACH UNLESS PREMIUM PAYMENT IS MADE WHEN        5. TERMINATION OF CONDITIONAL INSURANCE
APPLICATION IS DATED AND SIGNED. DO NOT USE IF LIFE
INSURANCE APPLIED FOR IS OVER $500,000. DO NOT USE IF       If insurance is provided under this receipt, it
DISABILITY INCOME OR DISABILITY OVERHEAD EXPENSE IS         will terminate when the policy(ies) is/are
OVER $8,000 PER MONTH. PREMIUM SHOULD NOT BE ACCEPTED       delivered. If the application is declined,
IF THE PROPOSED INSURED IS AGE 75 OR OLDER, OR HAS          the premium paid will be refunded and there will
BEEN TREATED FOR HEART DISEASE, DIABETES, STROKE, OR        have been no coverage provided under this receipt.
CANCER, WITHIN THE PAST 12 MONTHS, OR HAS BEEN
ADMITTED TO A MEDICAL FACILITY WITHIN THE PAST           6. SUICIDE
90 DAYS.
                                                            If any person proposed for insurance commits
TERMS AND CONDITIONS                                        suicide, the Company's liability under this receipt
                                                            will be limited to a refund of the premium payment
All of the terms and conditions of this receipt must        acknowledged above.
be fulfilled for insurance to be in effect on the
"coverage date or no insurance will be in effect
under this receipt. The "coverage date" is the date
of the Part I or Part 11 or medical examination or       NOTICE TO APPLICANT -
other test required by published Company rules used      PLEASE READ THIS RECEIPT CAREFULLY.
when considering the benefits applied for, whichever
date is latest.                                          No insurance is provided under this conditiional
                                                         receipt unless all terms and conditions of this
1. PREMIUM PAYMENT                                       receipt are met. This receipt is void if the
                                                         payment is made by a check or draft that is not
   For Adjustable Life insurance, the premium payment    honored when presented for payment. Also void are
   taken with this application must be equal to or       any modifications made to the conditions of this
   greater than the full initial premium. For any        receipt. All premium checks must be made payable
   other life insurance, or Disability income            to the company. Do not make checks payable to the
   insurance, the premium taken with this applica-       agent or leave checks blank.
   tion must be equal to the full first premium for
   the mode of premium and benefits applied for.

2. INSURABILITY                                          RECEIVED from ______________________________________
   As of the "coverage date," a Company Underwriting
   Officer must find each person proposed for            this __________day of ______________________________
   insurance to be an acceptable risk at standard
   premium rates for the benefits applied for            in the year of _____, by personal or business check,
   without an exclusion or restrictive endorsement.
                                                         the sum of $________________________________________
3. CONDITIONAL INSURANCE
   If all of the conditions of this receipt are met,     in connection with this application for insurance,
   insurance under this receipt will be provided         which application bears the same date and number as
   from the "coverage date" to the date the policy is    this receipt.
   delivered, subject to maximum amount limitations
   set out below.
                                                         X___________________________________________________
4. a) MAXIMUM AMOUNT                                      (Signature of Agent)
      (applicable to life insurance only)
      Any liability of the Company under this and any
      other receipts may not exceed the lesser of.
      (a) the amount applied for in this application,
      or in the case of Adjustable Life insurance-the
      initial specified amount applied for; or (b)
      $500,000 of insurance and $100,000 of accidental
      death benefits.

   b) MAXIMUM AMOUNT (applicable to Disability Income or Disability Overhead Expense only)
      Any liability of the Company under this and any other receipts may not exceed the lesser of.
      (a) the amount applied for in this application;
      or (b) $8,000 per month of Disability Income or Disability Overhead Expense.

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UC 2550 CR         THE UNION CENTRAL LIFE INSURANCE COMPANY, P.O. BOX 40888,
                   CINCINNATI, OHIO 45240                    EDITION: 1/2003